January 22, 2002

NORTHEAST UTILITIES AND SUBSIDIARIES
FINANCIAL REPORT

                                                                      Three Months Ended
                                                                         December 31,
                                                                    -----------------------
                                                                    2001               2000
                                                                    ----               ----
(Thousands of Dollars, Except Share Information)
Operating Revenues                                             $  1,766,164       $  1,497,379
                                                               ============       ============
Earnings/(loss) for Common Shares:
   Before extraordinary loss and cumulative effect
      of accounting change, net of tax benefits                $     49,984       $     52,959
   Extraordinary loss, net of tax benefit
      of $169,562                                                      -              (233,881)
   Cumulative effect of accounting change,
      net of tax benefit of $14,908                                    -                  -
                                                               ------------       ------------
      Total Net Income/(Loss)                                  $     49,984       $   (180,922)
                                                               ============       ============
Fully Diluted Earnings/(Loss) Per Common Share:
   Before extraordinary loss and cumulative effect
      of accounting change, net of tax benefits                $       0.38       $      0.37
   Extraordinary loss, net of tax benefit                               -               (1.63)
   Cumulative effect of accounting change,
    net of tax benefit                                                  -                 -
                                                               ------------       ------------

Total Fully Diluted Earnings/(Loss)
   Per Common Share                                            $       0.38       $     (1.26)
                                                               ============       ============
Common Shares Outstanding (fully diluted)                       131,381,924        144,109,003
                                                               ============       ============


                                                                       Twelve Months Ended
                                                                           December 31,
                                                                     -----------------------
                                                                     2001               2000
                                                                     ----               ----
Operating Revenues                                              $  6,873,896       $  5,876,620
                                                                ============       ============
Earnings/(Loss) for Common Shares:
   Before extraordinary loss and cumulative effect
      of accounting change, net of tax benefits                 $    265,942       $    205,295
   Extraordinary loss, net of tax benefit
      of $169,562                                                       -              (233,881)
   Cumulative effect of accounting change,
      net of tax benefit of $14,908                                  (22,432)              -
                                                                ------------       ------------
      Total Net Income/(Loss)                                   $    243,510       $    (28,586)
                                                                ============       ============

Fully Diluted Earnings/(Loss) Per Common Share:
   Before extraordinary loss and cumulative effect
      of accounting change, net of tax benefits                 $       1.96       $       1.45
   Extraordinary loss, net of tax benefit                                -                (1.65)
   Cumulative effect of accounting change,
    net of tax benefits                                                (0.17)               -
                                                                ------------       ------------
Total Fully Diluted Earnings/(Loss)
   Per Common Share                                             $       1.79       $      (0.20)
                                                                ============       ============

Common Shares Outstanding (fully diluted)                        137,917,423        141,967,216
                                                                ============       ============

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about the
Northeast Utilitie System and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.


Northeast Utilities and Subsidiaries
Consolidated Statements of Income

                                                                       Three Months Ended
                                                                           December 31,
                                                                     -----------------------
                                                                     2001               2000
                                                                     ----               ----
(Thousands of Dollars, Except Share Information)

Operating Revenues                                              $  1,766,164       $  1,497,379
                                                                ------------       ------------
Operating Expenses:
  Operation -
    Fuel, purchased and net interchange power                      1,222,335            812,099
    Other                                                            181,752            228,108
  Maintenance                                                         50,808             74,547
  Depreciation                                                        46,931             62,307
  Amortization of regulatory assets, net                              84,531             87,509
  Taxes other than income taxes                                       48,458             59,730
  Gain on sale of utility plant                                         -                  -
                                                                ------------       ------------
       Total operating expenses                                    1,634,815          1,324,300
                                                                ------------       ------------
Operating Income                                                     131,349            173,079
Other (Loss)/Income, Net                                              (2,803)            (6,674)
                                                                ------------       ------------
Income Before Interest and Income Tax Expense                        128,546            166,405
                                                                ------------       ------------
Interest Expense:
  Interest on long-term debt                                          37,143             44,560
  Interest on rate reduction bonds                                    29,913               -
  Other interest                                                       3,580             30,890
                                                                ------------       ------------
        Interest expense, net                                         70,636             75,450
                                                                ------------       ------------
        Income Before Income Tax Expense                              57,910             90,955
        Income Tax Expense                                             6,537             35,257
                                                                ------------       ------------
        Income Before Preferred Dividends of Subsidiaries             51,373             55,698
        Preferred Dividends of Subsidiaries                            1,389              2,739
                                                                ------------       ------------
        Income Before Extraordinary Loss and
          Cumulative Effect of Accounting Change,
          Net of Tax Benefits                                         49,984             52,959
Extraordinary loss, net of tax benefit
  of $169,562                                                           -              (233,881)
Cumulative effect of accounting change, net
  of tax benefits of $14,908                                            -                  -
                                                                ------------       ------------
Net Income/(Loss)                                               $     49,984       $   (180,922)
                                                                ============       ============

Fully Diluted Earnings/(Loss) Per Common Share:
  Income Before Extraordinary Loss and
    Cumulative Effect of Accounting Change,
    Net of Tax Benefits                                         $       0.38       $       0.37
  Extraordinary loss, net of tax benefit                                 -                (1.63)
  Cumulative effect of accounting change,
    net of tax benefit                                                   -                  -
                                                                ------------       ------------
Total Fully Diluted Earnings/(Loss)
  Per Common Share                                              $       0.38       $      (1.26)
                                                                ============       ============

Common Shares Outstanding (fully diluted)                        131,381,924        144,109,003
                                                                ============       ============



                                                                       Twelve Months Ended
                                                                           December 31,
                                                                     -----------------------
                                                                     2001               2000
                                                                     ----               ----
(Thousands of Dollars, Except Share Information)

Operating Revenues                                              $  6,873,896       $  5,876,620
                                                                ------------       ------------
Operating Expenses:
  Operation -
    Fuel, purchased and net interchange power                      4,541,342          3,303,995
    Other                                                            774,509            866,742
  Maintenance                                                        258,960            255,884
  Depreciation                                                       201,013            239,798
  Amortization of regulatory assets, net                             983,037            276,821
  Taxes other than income taxes                                      219,197            238,587
  Gain on sale of utility plant                                     (641,956)              -
                                                                ------------       ------------
       Total operating expenses                                    6,336,102          5,181,827
                                                                ------------       ------------
Operating Income                                                     537,794            694,793
Other (Loss)/Income, Net                                             187,841            (14,309)
                                                                ------------       ------------
Income Before Interest and Income Tax Expense                        725,635            680,484
                                                                ------------       ------------
Interest Expense:
  Interest on long-term debt                                         147,049            200,697
  Interest on rate reduction bonds                                    87,616               -
  Other interest                                                      44,993             98,605
                                                                ------------       ------------
        Interest expense, net                                        279,658            299,302
                                                                ------------       ------------
        Income Before Income Tax Expense                             445,977            381,182
        Income Tax Expense                                           172,501            161,725
                                                                ------------       ------------
        Income Before Preferred Dividends of Subsidiaries            273,476            219,457
        Preferred Dividends of Subsidiaries                            7,534             14,162
                                                                ------------       ------------
        Income Before Extraordinary Loss and
          Cumulative Effect of Accounting Change,
          Net of Tax Benefits                                        265,942            205,295
Extraordinary loss, net of tax benefit
  of $169,562                                                           -              (233,881)
Cumulative effect of accounting change, net
  of tax benefits of $14,908                                         (22,432)              -
                                                                ------------       ------------
Net Income/(Loss)                                               $    243,510       $    (28,586)
                                                                ============       ============

Fully Diluted Earnings/(Loss) Per Common Share:
  Income Before Extraordinary Loss and
    Cumulative Effect of Accounting Change,
    Net of Tax Benefits                                         $       1.96       $       1.45
  Extraordinary loss, net of tax benefit                                 -                (1.65)
  Cumulative effect of accounting change,
    net of tax benefit                                                 (0.17)               -
                                                                ------------       ------------
Total Fully Diluted Earnings/(Loss)
  Per Common Share                                              $       1.79       $      (0.20)
                                                                ============       ============

Common Shares Outstanding (fully diluted)                        135,917,423        141,967,216
                                                                ============       ============

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about the Northeast Utilities
System and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.


Northeast Utilities and Subsidiaries
Consolidated Balance Sheets

                                                                          December 31,
                                                                     -----------------------
                                                                     2001               2000

                                                                     (Thousands of Dollars)
ASSETS

Current Assets:
  Cash and cash equivalents                                     $     96,658       $    200,017
  Investments in securitizable assets                                 36,367             98,146
  Receivables, net                                                   831,221            472,863
  Unbilled revenues                                                  126,398            121,090
  Fuel, materials and supplies, at average cost                      108,516            163,711
  Special deposits                                                    60,261              2,624
  Prepayments and other                                              126,233             91,904
                                                                ------------       ------------
                                                                   1,385,654          1,150,355
                                                                ------------       ------------
Property, Plant and Equipment:
  Electric utility                                                 5,743,575          9,003,298
  Gas utility                                                        634,884            608,153
  Competitive energy                                                 344,063            409,035
  Other                                                              195,741            211,417
                                                                ------------       ------------
                                                                   6,918,263         10,231,903
     Less: Accumulated provision for depreciation                  3,418,577          7,041,279
                                                                ------------       ------------
                                                                   3,499,686          3,190,624
  Construction work in progress                                      289,889            228,330
  Nuclear fuel, net                                                   32,564            128,261
                                                                ------------       ------------
      Total net property, plant and equipment                      3,822,139          3,547,215
                                                                ------------       ------------

Deferred Debits and Other Assets:
  Regulatory assets                                                3,956,925          3,910,801
  Goodwill and other purchased intangible assets, net                322,600            324,389
  Prepaid pension                                                    232,398            139,546
  Nuclear decommissioning trusts, at market                           61,713            740,058
  Other                                                              459,930            404,785
                                                                ------------       ------------
                                                                   5,033,566          5,519,579
                                                                ------------       ------------

Total Assets                                                    $ 10,241,359       $ 10,217,149
                                                                ============       ============


                                                                          December 31,
                                                                     -----------------------
                                                                     2001               2000

                                                                     (Thousands of Dollars)
LIABILITIES AND CAPITALIZATION

Current Liabilities:
  Notes payable to banks                                        $    290,500       $  1,309,977
  Long-term debt and preferred stock - current portion                24,462            340,041
  Accounts payable                                                   670,946            538,983
  Accrued taxes                                                       25,101             54,088
  Accrued interest                                                    35,659             41,131
  Other                                                              178,071            304,810
                                                                ------------       ------------
                                                                   1,226,739          2,589,030
                                                                ------------       ------------
Rate Reduction Bonds                                               2,018,351               -
                                                                ------------       ------------

Minority Interest in Consolidated Subsidiary                            -               100,000
                                                                ------------       ------------

Deferred Credits and Other Liabilities:
  Accumulated deferred income taxes                                1,491,044          1,585,494
  Accumulated deferred investment tax credits                        120,071            153,155
  Decommissioning obligation - Millstone 1                              -               692,560
  Deferred contractual obligations                                   216,566            244,608
  Other                                                              617,976            452,926
                                                                ------------       ------------
                                                                   2,445,657          3,128,743
                                                                ------------       ------------
Capitalization:
   Long-term debt                                                  2,316,556          2,029,593
                                                                ------------       ------------
   Preferred Stock                                                   116,200            151,200
                                                                ------------       ------------

   Common Shareholders' Equity:
     Common shares, $5 par value - authorized
      225,000,000 shares; 148,890,640 shares issued and
      130,132,136 shares outstanding in 2001 and
      148,781,861 shares issued and 143,820,405 shares
      outstanding in 2002                                            744,453           743,909
     Capital surplus, paid in                                        829,006         1,091,495
     Deferred contribution plan - employee stock
       ownership plan                                               (101,809)         (114,463)
     Retained earnings                                               678,676           495,873
     Accumulated other comprehensive (loss)/income                   (32,470)            1,769
                                                                 -----------       -----------
     Common Shareholders' Equity                                   2,117,856         2,218,583
                                                                 -----------       -----------
Total Capitalization                                               4,550,612         4,399,376
                                                                 -----------       -----------
Total Liabilities and Capitalization                             $10,241,359       $10,217,149
                                                                 ===========       ===========

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about the Northeast Utilities
System and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.